UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

MobileBits Holdings Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53953	26-3033276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11835 W. Olympic Blvd. Suite 855 Los Angeles, CA 90064
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (941) 309-5356

Not Applicable
(Former name or former address, if changed since last report.)

Copies to:
Gregg E. Jaclin, Esq.
Thomas Slusarczyk, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2011, Farid Moradi, a member and Vice Chairman of our Board of Directors, informed the Chairman and Chief Executive Officer that he intends to resign from the Board of Directors for personal reasons, effective December 28, 2011.  Mr. Moradi’s resignation was not a result of any disagreement with us. A copy of letter of resignation of Mr. Moradi is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	Letter of Resignation of Mr, Farid Moradi, dated December 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEBITS HOLDINGS CORPORATION

Date: January 4, 2012	By:	/s/ Majid Abai
Majid Abai
Chief Executive Officer